Exhibit 99.2

Company Update THIRD QUARTER 2023

2 Q3 202 2 Financial Snapshot Forward - looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives . Among the important factors that could cause our actual results to differ materially from those projected in any forward - looking statements that we make are : general economic developments and trends and the performance of the housing, real estate, mortgage finance, broader financial markets ; inflation, increases in interest rates and changes in the market (i . e . , fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings ; the effectiveness of hedging transactions ; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows ; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates on the mortgage loans in MFA’s residential whole loan portfolio ; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings ; implementation of or changes in government regulations or programs affecting MFA’s business ; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations ; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant ; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes ; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940 , as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage - related interests ; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market ; targeted or expected returns on our investments in recently - originated mortgage loans, the performance of which is, similar to our other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing costs associated with such investments ; risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates on the BPLs originated by Lima One) ; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e . g . , taxes, insurance, maintenance expenses, etc . on the underlying property) and the amount ultimately realized upon resolution of the asset ; risks associated with our investments in MSR - related assets, including servicing, regulatory and economic risks ; risks associated with our investments in loan originators ; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy ; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC . These forward - looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available . Readers and listeners are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made . New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA . Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

3 MFA at a glance 3 $1.8B Total equity $4.7B Common dividends Leading hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles $10.1B Total assets paid since IPO in 1998 1998 Listed on NYSE in as of Sept. 30, 2023 as of Sept. 30, 2023 NYSE: MFA 68% 16% 16% Equity Allocation (as of Sept. 30, 2023) Whole Loans Unrestricted Cash Other

4 Q 3 202 3 financial snapshot MFA generated strong Distributable earnings during another difficult quarter for fixed - income markets $13.48 $13.84 GAAP net income 2 $(0.64) per common share Distributable earnings 3 $0.40 per common share Q3 dividend $0.35 per common share GAAP book value Economic book value 1 per common share per common share $300M Unrestricted cash 2.0x Recourse leverage 4 4 Total economic return 5 (6.2%) for the quarter See page 23 for end notes

5 Q3 2023 Company Highlights □ Higher interest rates and elevated rate volatility impacted book value and GAAP earnings ▪ GAAP and Economic book value declined by 6.5% and 8.5%, respectively □ Distributable earnings of $0.40 and declared $0.35 dividend ▪ Net interest spread rose to 2.17%, up from 2.14% in Q2 and 1.64% in Q3 2022 ▪ Net interest margin (NIM) rose to 3.02% ▪ Interest income continues to benefit from acquiring assets at increasingly higher yields □ Record quarter of originations for Lima One, our wholly - owned business purpose lender ▪ Lima originated $671M 6 of loans (15% increase over Q2) with average coupon of 10.2% □ Maintained substantial liquidity and continued shift to non - mark to market (non - MTM) financing ▪ Issued two securitizations during the quarter and another in October ▪ 77% of our loan financing is non - MTM, up from 73% in Q2 ▪ Ended Q3 with $300M of unrestricted cash

6 □ Acquired $955M of loans and securities, growing our investment portfolio to $9.3B ▪ Lima One funded $646M of new business purpose loans (BPLs) and draws on existing loans 7 ▪ Purchased $156M of non - qualified mortgage (Non - QM) loans ▪ Added $152M of Agency MBS during Q3, bringing that portfolio to $525M ▪ Portfolio runoff of $403M for the quarter □ Higher interest rates continue to provide opportunities to add new assets at attractive yields ▪ Average coupon on loans acquired in Q3 was 9.9% ▪ Average coupon in Lima One’s origination pipeline exceeds 10.5% ▪ Incremental ROE on new investments averages in mid - teens Q3 2023 Investment Activity Investment Portfolio as of Sept. 30 8 Non - QM Loans Business Purpose Loans 9 Legacy RPL/NPL Other $3.6B $3.6B $ 0.4B Agency MBS $0.5B $1.1B Average Coupon on Loan Acquisitions 0% 2% 4% 6% 8% 10% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

7 Q3 2023 Liability Highlights □ Our borrowing costs remain relatively stable due to securitizations and interest rate swaps used for hedging purposes ▪ Effective cost of funds of 4.18%, a rise of just 128 bps over past 18 months despite 500 bps increase in Fed Funds Rate over that period ▪ Net interest spread continues to trend upward □ Issued two securitizations collateralized by $602M UPB of Non - QM and single - family rental (SFR) loans □ Margin calls did not significantly impact our cash position ▪ $2.4B of MTM borrowings subject to margin calls, collateralized by $2.8B of assets, are hedged by $3.1B interest rate swaps ▪ Over two - thirds of our asset - based financing is non - MTM □ Overall leverage was 4.3x and recourse leverage was 2.0x at Sept. 30 ▪ $1.7B of unused financing capacity across all loan product types MTM Warehouse Line Non - MTM Warehouse Line Non - MTM Securitized Debt Other As of Sept. 30th, 2023 $2.4B MTM $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 Q3 Liabilities ($B) Agency Repo MTM Warehouse Lines Non - MTM Warehouse Lines Non - MTM Securitized Debt Other

8 Q3 2023 Interest Rate Swaps □ Positive carry on our interest rate swaps exceeds 350 bps ▪ We continue to benefit from our $3.1B interest rate hedge placed primarily in late 2021 and early 2022 before the Federal Reserve began aggressively raising the Fed Funds Rate in mid - 2022 ▪ Weighted average fixed pay rate was 1.69% and variable receive rate was 5.32% 10 at Sept. 30 ▪ Net positive swap carry of $29M, up from $26M in Q2 □ Added $133M of longer duration swaps during Q3, bringing our net portfolio duration to 1.05 □ Very few of our swaps mature before Q4 2024 1.49% 0.90% 1.25% Fixed Pay Rates: 2.69% 1.12% 1.58% 2.71% 3.27% $- $100 $200 $300 $400 $500 $600 $700 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 2028- 2033 Swap Maturity Profile ($M)

9 □ Loan delinquencies and loan - to - value (LTV) ratios remain low ▪ We continue to benefit from accumulated home price appreciation and principal paydowns ▪ 60+ day delinquency rate on Purchased Performing Loans rose slightly to 3.1% from 2.8% in Q2 □ Realized losses have been rare due to low LTVs, strong underwriting and proactive asset management ▪ Only 3% of our Purchased Performing Loans 11 (as measured by UPB) have LTV ratios over 80% Q3 2023 Credit Highlights 15% 20% 25% 30% 35% Legacy RPL/NPL Legacy RPL/NPL 13 60+ day delinquency Q3 2022 Q3 2023 0% 1% 2% 3% 4% 5% Purchased Performing Purchased Performing 60+ day delinquency Q3 2022 Q3 2023 0% 10% 20% 30% 40% <60% <70% <80% <90% <100% >100% % of Total Loan Portfolio LTV Loan Portfolio - LTV Distribution Purchased Performing LTV Legacy RPL/NPL LTV 30% 40% 50% 60% 70% Loan Portfolio LTV 12 Q3 2023

10 □ 15% increase in origination volume from Q2 and continued emphasis on high quality credit ▪ Record $671M of originations 6 with an average LTV 14 of 65% and FICO score of 754 ▪ Combination of sector upheaval and MFA’s strong balance sheet has enabled Lima to gain market share from competing l enders ▪ Origination fees, servicing fees and other fee income totaled $12.1M □ Lima One segment Distributable earnings increased 17% to $19.3M 15 □ Lima One has originated $5B of BPLs for our balance sheet since MFA’s acquisition in 2021 ▪ Lima offers a broad range of loan products to real estate investors nationwide including rehab loans, bridge loans, construction loans, rental loans and small - balance multifamily loans ▪ Credit performance remains strong with 60+ day delinquency rate of 3.2% for our BPLs originated by Lima One Q3 2023 Lima One Highlights

11 Portfolio s tatistics ( 09/30 /2 3 ) UPB ($M) $2,106 Maximum Loan Amount ($M) $2,693 Average Maximum Loan Amount $788K WA Coupon 8.92% Third Quarter Yield 8.35% WA As - Is/Purchased LTV 16 66% WA Original ARV - LTV 17 64% WA Current ARV - LTV 18 63% WA FICO 746 WA Loan Age (Months) 11 Multifamily (5+ units) 49% Ground - up Construction 20% 3 - Month Repayment Rate 19 37 CPR 60+ Days Delinquent 4.3 % Top 2 states TX 17% FL 12% Q3 2023 Transitional Loan Highlights □ Transitional loan portfolio grew by over $340M to $2.1B UPB, a 20% increase from Q2 ▪ Lima originated $574M 6 of new transitional loans with an average ARV - LTV of 65% and average FICO score of 756 ▪ 10.5% average coupon on loans originated in Q3 □ 76% of transitional loan financing is non - MTM ▪ Issued our third revolving securitization after quarter - end ▪ $225M UPB of loans securitized in October, bringing total securitized to $628M UPB since first issuance last year □ 60+ day delinquency rate remained low at 4.3%

12 P ortfolio s tatistics ( 09 /3 0 /2 3 ) UPB ($M) $1,668 Average Balance $249K WA Coupon 6. 22% Third Quarter Yield 5.88% WA Original LTV 70% WA Current LTV 7 62% WA FICO 737 WA DSCR 20 1.48x WA Loan Age (Months) 20 Hybrid ARMs 25% 3 - Month Prepayment Rate 6 CPR 60+ Days Delinquent 3.8% Top 2 states FL 11% GA 9% Q3 2023 SFR Loan Highlights □ Single - family rental (SFR) loan portfolio grew by 4% and continues to perform well ▪ Lima One originated $97M of SFR loans with average LTV of 69% and average FICO score of 737 ▪ 8.41% average coupon on loans originated in Q3 □ 90% of SFR loan financing is non - MTM □ Issued our 7 th SFR loan securitization ▪ $215M UPB of loans were securitized in September ▪ $1.6B UPB securitized since 2021 □ 3 - month prepayment rate remained flat at 6 CPR □ 60+ day delinquency rate rose to 3.8%

13 Q4 ‘21 Q1 ‘22 Q2 ‘22 Q3 ‘22 Q4 ‘22 Q1 ‘23 Q2 ‘23 Q3 ‘23 Loan count 6,706 7,240 7,137 7,199 7,253 7,337 7,873 7,887 Total UPB ($M) 3,361 3,671 3,637 3,669 3,671 3,684 3,918 3,963 % Current 94.2% 93.4% 95.3% 96.3% 95.9% 95.3% 95.8% 96.1% % 30 days DQ 2.3% 3.3% 2.1% 1.4% 1.5% 2.0% 1.8% 1.7% % 60+ days DQ 3.5% 3.3% 2.6% 2.3% 2.6% 2.7% 2.4% 2.2% WA LTV 57% 56% 54% 55% 56% 57% 58% 56% Q3 2023 Non - QM Highlights □ Acquired $154M UPB of Non - QM loans, growing portfolio to nearly $4B UPB ▪ 8.41% average coupon on loans purchased in Q3 □ Issued our 12th Non - QM securitization ▪ $387M UPB of loans were securitized in September ▪ $4.5B UPB securitized since strategy inception □ 60+ day delinquency rate declined to 2.2% P ortfolio s tatistics ( 09/30/ 2 3 ) UPB ($M) $3,963 Average Balance $503K WA Coupon 5.74% Third Quarter Yield 5.10% WA Original LTV 67 % WA Current LTV 18 56% WA FICO 73 5 Fixed Rate 78% Hybrid ARMs 22% Purchase 5 2 % Cash - o ut R efinance 3 7% 3 - Month Prepayment Rate 9 CPR 60+ Days Delinquent 2.2% Top 2 states CA 55% FL 15%

14 Legacy Non - Performing and Re - Performing Loans Non - Performing L oans (NPL) 21 □ Remaining UPB of $672M for loans purchased as NPLs □ 93% of these loans were performing, paid in full, liquidated or REO at Sept. 30 □ Achieving excellent outcomes due to home price appreciation and intensive asset management □ 76% of loans that were modified by MFA are either performing today or have paid in full □ Sold $26M of REO properties in Q3, realizing net gains of $3M Re - Performing Loans (RPL) 22 □ Remaining UPB of $ 724M for loans purchased as RPLs □ 8 5 % of RPL portfolio is less than 60 days delinquent as of Sept. 30 □ On average, 35 % of 60+ days delinquent loans are making payments □ Portfolio LTV has fallen to 5 0 % due to significant home price appreciation and principal repayments □ Seasoned , stable portfolio with average loan age of 1 7 years NPL Acquisition Year 2014 2015 2016 2017 2018 2019 Total UPB Purchased ($M) 208 620 280 670 497 227 2,502 Status 9/30/2023 Performing 23 /PIF 47% 30% 31% 41% 53% 38% 39% Liquidation/REO 49% 64% 66% 53% 40% 46% 54% Non - performing 4% 6% 3% 6% 7% 16% 7% Remaining UPB ($M) 51 115 41 185 175 106 672 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 RPL Portfolio CPR (Voluntary Prepayments) 3-month 1-Month

15 Appendix James Casebere , Landscape with Houses ( Dutchess County, NY) #2, 2010 (detail)

16 MFA Financial Overview □ MFA Financial, Inc. (NYSE: MFA) is a leading specialty finance company that invests primarily in residential mortgage loans and mortgage - backed securities □ MFA currently owns a diversified portfolio of transitional and term business purpose loans (BPLs), non - qualified mortgage (Non - QM) loans, re - performing/non - performing loans (RPL/NPLs) and residential mortgage - backed securities (RMBS) □ In 2021, MFA acquired Lima One Capital, a leading nationwide originator and servicer of BPLs with over $8B in originations since its formation in 2011 □ MFA originates BPLs directly through Lima One and acquires Non - QM loans through flow and mini - bulk arrangements with a select group of originators with which it holds strong relationships □ MFA operates a leading residential credit securitization platform with $8.4B of issuance since inception □ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling opportunities arise

17 Lima One: Leading Nationwide BPL Originator and Servicer Product Offerings □ Lima One offers a diverse selection of both short - term and long - term financing solutions to experienced real estate investors across the U.S. □ Current products include fix/flip loans, construction loans, single - family rental loans and small - balance multifamily loans Fully Integrated BPL Platform □ Lima One, a wholly - owned subsidiary of MFA, is an industry - leading, fully integrated business purpose lending platform □ Lima operates an efficient and scalable platform with approximately 280 employees headquartered in Greenville, SC □ Lima has originated $5B 6 since MFA’s acquisition in 2021 and over $8B 6 since its formation in 2011 □ Trailing 12 - month origination volume of $2.0B 6 through Q3 2023 □ Lima provides MFA with access to organically created, high yielding loans, substantially below the cost to purchase from third parties Credit Quality □ Strong focus on credit quality, with disciplined underwriting, in - house servicing, and construction management teams □ Conservative underwriting with average FICO of 743 and average LTV of 67% 14 as of Sept. 30, 2023 □ 60+ day delinquency rate of 3.2% as of Sept. 30, 2023 24 □ Historical losses of less than 1 bp on over $2.1B of payoffs and liquidations for loans held by MFA and originated by Lima One Geographic and Borrower Diversity □ No state concentration above 15% and no borrower concentration above 2% Concentration 10% to 15% 5% to 10% 0% to 5% NA

18 Reconciliation of GAAP net income to non - GAAP Distributable earnings “Distributable earnings” is a non - GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10 (e) of Regulation S - K, as promulgated by the Securities and Exchange Commission . Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non - cash expenses and securitization - related transaction costs . Management believes that the adjustments made to GAAP earnings result in the removal of ( i ) income or expenses that are not reflective of the longer term performance of our investment portfolio, (ii) certain non - cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities . Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders . Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results . The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non - GAAP Distributable earnings for the quarterly periods presented . ( $ i n m illions, e xcept p er s hare a mounts) Q3 202 3 Q2 202 3 Q 1 202 3 Q 4 2022 Q 3 2022 GAAP Net (loss)/income used in the calculation of basic EPS $ (64.8) $ (34.3) $ 64.4 $ (1.6) $ (63.4) Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value 132.9 130.7 (129.2) 68.8 291.8 Securities held at fair value 13.4 3.7 (2.9) 0.4 (1.5) Interest rate swaps (9.4) (37.0) 40.8 12.7 ( 108 . 9 ) Securitized debt held at fair value (40.2) (30.9) 48.8 (45.0) ( 100 . 8 ) Investments in loan origination partners 0.8 0.9 - 8.5 2.0 Expense items: Amortization of intangible assets 0.8 1.3 1.3 1.3 1.3 Equity based compensation 4.4 3.9 3.0 2.5 2.7 Securitization - related transaction costs 3.2 2.1 4.6 1.7 5.0 Total adjustments $ 105.9 $ 74.7 $ (33.6) $ 51.0 $ 91.6 Distributable earnings $ 41.1 $ 40.4 $ 30.8 $ 49.4 $ 28.2 GAAP (loss)/earnings per basic common share $ (0.64) $ (0.34) $ 0.63 $ (0.02) $ ( 0 . 62 ) Distributable earnings per basic common share $ 0.40 $ 0.40 $ 0.30 $ 0.48 $ 0.28 Weighted average common shares for basic earnings per share 10 1 . 9 10 1 . 9 10 1 . 9 10 1 . 8 10 1 . 8

19 Reconciliation of GAAP Book Value to Economic Book Value “Economic book value” is a non - GAAP financial measure of our financial position . To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt(1) held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments . These adjustments are also reflected in the table below in our end of period stockholders’ equity . Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes . Economic book value does not represent and should not be considered as a substitute for Stockholders’ Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies . The following table provides a reconciliation of GAAP book value per common share to our non - GAAP Economic book value per common share as of the end of each quarter since Q 3 2022 . ($ i n millions, except per share amounts) 9/30 /2 3 6/30 /2 3 3 /3 1 /2 3 12 /3 1 /22 9 /30/22 GAAP Total Stockholders’ Equity $ 1,848.5 $ 1,944.8 $ 2,018.6 $ 1,988.8 $ 2,033.9 Preferred Stock, liquidation preference (475.0) (475.0) (475.0) (475.0) (475.0) GAAP Stockholders’ Equity for book value per common share $ 1,373.5 $ 1,469.8 $ 1, 543.6 $ 1, 513.8 $ 1, 558 . 9 Adjustments: Fair value adjustment to Residential whole loans, at carrying value (85.3) (58.3) (33.9) (70.2) (58.2) Fair value adjustment to Securitized debt, at carrying value 122.5 129.8 122.4 139.7 109.6 Stockholders’ Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value ) $ 1,410.7 $ 1,541.3 $ 1,632.1 $ 1,583.3 $ 1,610.3 GAAP book value per common share $ 13.48 $ 14.42 $ 15.15 $ 14.87 $ 15.31 Economic book value per common share $ 13.84 $ 15.12 $ 16.02 $ 15.55 $ 15.82 Number of shares of common stock outstanding 101.9 101.9 101. 9 101.8 101.8

20 Book Value and Economic Book Value Rollforward GAAP Economic Book value per common share as of 6/30/23 $14.42 $15.12 Net income available to common shareholders (0.63) (0.63) Common stock dividends declared (0. 35 ) (0. 35 ) Fair value changes attributable to residential mortgage securities and other 0.04 0.04 Change in fair value of residential whole loans reported at carrying value under GAAP — (0.27) Change in fair value of securitized debt at carrying value under GAAP — (0.07) Book value per common share as of 9/30/23 $ 13.48 $ 13.84

21 GAAP Segment Reporting (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total Three months ended Sept .30, 2023 Interest Income 94.8 61.1 3.2 159.1 Interest Expense 64.8 44.3 3.9 113.0 Net Interest Income /(Expense) $ 30.0 $ 16.8 $ (0.7) $ 46.1 (Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans 1.3 - - 1.3 Net Interest Income /(Expense) after Reversal of Provision/( Provision ) for Credit Losses $ 31.3 $ 16.8 $ (0.7) $ 47.4 Net gain/(loss) on residential whole loans measured at fair value through earnings (99.5) (33.4) - (132.9) Impairment and other net gain on securities and other portfolio investments (13.4) - (0.7) (14.1) Net gain on real estate owned 2.1 0.3 - 2.4 Net gain on derivatives used for risk management purposes 25.3 9.5 - 34.8 Net gain on securitized debt measured at fair value through earnings 25.3 11.1 - 36.4 Lima One - origination, servicing and other fee income - 12.1 - 12.1 Other, net 0.5 0.7 0.6 1.8 Total Other ( Loss )/Income , net $ (59.7) $ 0.3 $ (0.1) $ (59.5) Compensation and benefits 12.0 12.0 24.0 General and administrative expenses - 4.6 6.0 10.6 Loan servicing, financing, and other related costs 5.0 0.7 3.3 9.0 Amortization of intangible assets - 0.8 - 0.8 Net Income/( Loss ) $ (33.4) $ (1.0) $ (22.1) $ (56.5) Less Preferred Stock Dividend Requirement - - 8.2 8.2 Net Income/( Loss ) Available to Common Stock and Participating Securities $ (33.4) $ (1.0) $ (30.3) $ (64.7)

22 Distributable Earnings by Operating Segment (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total Three months ended Sept. 30, 202 3 GAAP Net (loss)/income used in the calculation of basic EPS $ (33.4) $ (1.0) $ (30.4) $ (64.8) Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value 99.5 33.4 — 132.9 Securities held at fair value 13.4 — — 13.4 Interest rate swaps (7.1) (2.3) — (9.4) Securitized debt held at fair value (28.5) (11.7) — (40.2) Investments in loan origination partners — — 0.8 0.8 Expense items: Amortization of intangible assets — 0.8 — 0.8 Equity based compensation — 0.1 4.3 4.4 Securitization - related transaction costs — — 3.2 3.2 Total adjustments $ 77.3 $ 20.3 $ 8.3 $ 105.9 Distributable earnings

Endnotes

1) *Economic book value is a non-GAAP financial measure. Refer to slide 19 for further information regarding the calculation of this measure and a reconciliation to GAAP book value.*
2) *GAAP net income presented per basic and diluted common share.*
3) *Distributable earnings is a non-GAAP financial measure. Refer to slide 18 for further information regarding the calculation of this measure and a reconciliation to GAAP net income.*
4) *Recourse leverage is the ratio of MFA's financing liabilities (excluding non-recourse Securitized Debt) to net equity. Including Securitized Debt, MFA's overall leverage ratio at Sept. 30, 2023 was 4.3x.*
5) *Total economic return is calculated as the quarterly change in Economic Book Value (EBV) plus common dividends declared during the quarter divided by EBV at the start of the quarter.*
6) *Origination amounts are based on the maximum loan amount, which includes amounts initially funded plus any committed, but undrawn amounts.*
7) *Includes $479.5 million of funded originations during Q3 plus $166.9 million of draws funded during Q3 on previously originated Transitional loans.*
8) *Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA's consolidated balance sheet at Sept. 30, 2023.*
9) *Business Purpose Loans comprised of $2.1B of Transitional loans and $1.5B of SFR loans at Sept. 30, 2023.*
10) *Swap variable receive rate is the Secured Overnight Financing Rate (SOFR).*
11) *Purchased Performing Loans includes Non-QM, Transitional, Single-family rental, Seasoned Performing and Agency-eligible investor loans.*
12) *Loan Portfolio LTV reflects principal amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs. For Transitional loans, the LTV reflects after repaired loan to value.*
13) *Legacy RPL/NPL includes Purchased Credit Deteriorated and Purchased Non-Performing loans.*
14) *LTV is based on After Repaired Value (ARV) for Transitional loans and as-is LTV for Rental loans at origination.*
15) *See page 21 for reconciliation to comparable GAAP measure.*
16) *Weighted average loan amount to as-is value (when available) or purchase value at origination.*
17) *Weighted average loan amount to after repaired value at origination.*
18) *Reflects loan amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs.*
19) *CPR shown for Transitional loans includes all principal repayments.*
20) *Weighted average debt service coverage ratio (DSCR).*
21) *Non-Performing at purchase refers to loans at least 60 days delinquent at purchase.*
22) *Includes Purchased Credit Deteriorated (PCD) and certain other loans purchased as Re-Performing Loans but were not classified as PCD loans for accounting purposes.*
23) *Performing as of Sept. 30, 2023 defined as less than 60 days delinquent or made a full P&I payment in Sept. 2023.*
24) *60+ day delinquency rate for loans originated by Lima One and held by MFA.*

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